Creating a better tomorrow™… Fourth Quarter 2021 Earnings February 3, 2022 Louis Pinkham, Chief Executive Officer Rob Rehard, Vice President, Chief Financial Officer

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 4Q 2021 FORWARD LOOKING STATEMENTS 2 This document contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the merger with the Rexnord PMC business or the acquisition of Arrowhead Systems (the “Transactions”), the benefits and synergies of the Transactions, future opportunities for Regal Rexnord, and any other statements regarding Regal Rexnord’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this communication include: dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected synergies and operating efficiencies in connection with the Transactions within the expected time-frames or at all and to successfully integrate the Rexnord PMC business and Arrowhead; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the acquisition of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt, and the impact of changes in the method of determining the London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with an alternative reference rate; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating or aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies;; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Regal Rexnord’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2021, on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and Regal Rexnord undertakes no obligation to update any forward- looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. . 4Q 2021 3

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2021 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… • Strong Organic Sales Growth, Achieved Positive Price/Cost, Exceeded Adjusted EPS Mid-Point Target • Remain Focused On 80/20, Price Discipline, Over-Managing Supply Chain Challenges • M&A Integration Efforts (PMC & Arrowhead) On Track Or Ahead Of Schedule • Healthy Funnel Of Powertrain Solution Opportunities • Significant Early Wins On Cross-Selling Synergies * Non-GAAP Financial Measurement, See Appendix for Reconciliation . OPENING COMMENTS ($ in millions, except per share data) 4Q 2020 4Q 2021 Adjusted Net Sales* $780.5 $1,216.6 Adjusted EBITDA* $135.1 $227.9 Adjusted EBITDA Margin* 17.3% 18.7% Adjusted Diluted EPS* $2.01 $2.14 Free Cash Flow* $107.7 $82.6 4Q 2021 5

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©2021 Regal Rexnord Corporation, Proprietary and Confidential

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… • Raising 2022 EPS Outlook Range • Widening Range • Very Strong Demand & Record Backlog But Inflation & Supply Chain Uncertainty OPENING COMMENTS4Q 2021 7

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2021 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… MOTION CONTROL SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2021 Strong Markets, Share Gains, Price Offsetting Supply Chain, Inflation Headwinds Sales • Organic Sales* Up 4.9% • Key Drivers • Food & Beverage • General Industrial • Agriculture • Wind Projects (-) Adjusted EBITDA Margin* • 24.5% of Adj. Net Sales $21.3 $39.0 9 $189.8 $189.8 $547.0 4Q20 4Q21 Adjusted EBITDA* ($ Millions) Adjusted Net Sales* ($ Millions) $46.3 $134.0 4Q20 4Q21

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 18.4% • Key Drivers • N.A. HVAC • N.A. General Industrial • EMEA Strength Adjusted EBITDA Margin* • 19.8% of Adj. Net Sales CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2021 Strong Operational Execution Driving Healthy Revenue Growth $268.4 $166.9 166.9$268.4 10 Adjusted EBITDA* ($ Millions) $47.3 $52.7 4Q20 4Q21 $224.5 $265.8 4Q20 4Q21

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 13.0% • Key Drivers • C-HVAC • N.A. General Industrial Adjusted EBITDA Margin* • 11.1% of Adj. Net Sales COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2021 Strong Share Gains, But Severe Supply Chain Headwinds 11 Adjusted EBITDA* ($ Millions) $226.4 $257.1 4Q20 4Q21 $32.3 $28.6 4Q20 4Q21

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 4.5% Adjusted EBITDA Margin* • 8.6% of Adj. Net Sales INDUSTRIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2021 Posting Margin Gains Despite Inflation And Supply Chain Headwinds 12 $139.8 $146.7 4Q20 4Q21 Adjusted Net Sales* ($ Millions) Adjusted EBITDA* ($ Millions) $9.2 $12.6 4Q20 4Q21

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $17.0 Million in 4Q 2021 Effective Tax Rate (ETR) • 22.3% Adj. ETR* in 4Q 2021 Restructuring & Related Costs • $11.9 Million in 4Q 2021 Continue To Have Sizable Capital Deployment Optionality KEY FINANCIAL METRICS & OTHER UPDATES Balance Sheet at January 1, 2022 • Total Debt of $1,918.5 Million • Net Debt of $1,245.7 Million • Net Debt/Adj. Bank EBITDA* of 1.8 • Net Debt/Adj. Bank EBITDA* of 1.3 on 2021 EBITDA Pro Forma for PMC & Arrowhead Transactions Free Cash Flow* • $82.6 Million in 4Q 2021 • 4Q Conversion of 288.8% • FY21 Conversion of 118.1% Other Updates • Deployed $25 Million to Share Purchases • $434 Million Remaining on Authorization * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2021 13

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Raising Guidance To Factor Healthy Orders, Backlog Position • Raising Guidance for 2022 Revenue from Approximately $5.1 Billion to Approximately $5.2 Billion; Current Guidance Reflects Total Revenue Growth at a Mid-Single Digit to a High Single Digit Rate. • Raising Adjusted Diluted Earnings per Share* Range to $10.00 to $10.60 from $9.95 to $10.35. Modeling Items • Stock-Based Compensation of $35M • Depreciation of $137M • Amortization of $189M • Interest Expense, net of $38M • Adjusted Tax Rate of 23% • Noncontrolling Interest of $5M • Shares of 68M • Capital Expenditures of $110M • FCF % of Net Income >100% UPDATING 2022 OUTLOOK4Q 2021 * Adjusted EPS is a non-GAAP financial measures; see Appendix for reconciliations. 14

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2021 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2021 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 17 ADJUSTED DILUTED EARNINGS PER SHARE Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 GAAP Diluted Earnings Per Share (0.07)$ 1.23$ 4.40$ 4.64$ Restructuring and Related Costs 0.13 0.26 0.35 0.69 Transaction and Related Costs 0.73 0.01 2.03 0.01 Goodwill Impairment 0.49 0.26 0.69 0.26 Inventory Step Up 0.27 — 0.38 — Intangible Amortization 0.50 0.21 1.23 0.88 Stock Based Compensation 0.10 0.02 0.33 0.17 (Gain) Loss on Sales of Assets — — (0.04) 0.01 Net Loss from Assets Divested/to be Exited 0.01 0.02 0.09 0.11 Executive Transition Costs — — — 0.05 Tax Adjustments (0.02) — (0.03) — Adjusted Diluted Earnings Per Share 2.14$ 2.01$ 9.43$ 6.82$ Three Months Ended Twelve Months Ended

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 18 2022 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2022 Diluted EPS Annual Guidance 6.95$ 7.55$ Restructuring and Related Costs 0.50 0.50 Transaction and Related Costs 0.02 0.02 Inventory Step Up 0.04 0.04 Intangible Amortization 2.10 2.10 Stock Based Compensation 0.39 0.39 2022 Adjusted Diluted EPS Annual Guidance 10.00$ 10.60$

4Q 2021

APPENDIX

ADJUSTED EBITDA (Dollars in Millions)	Three Months Ended									
	Commercial Systems		Industrial Systems		Climate Solutions		Motion Control Solutions		Total Regal Rexnord	
	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021	Jan 1, 2022	Jan 2, 2021
GAAP Income (Loss) from Operations	$ 16.2	$ 22.2	$ (27.3)	$ (14.9)	$ 47.2	$ 41.3	$ (17.2)	$ 25.6	$ 18.9	$ 74.2
Restructuring and Related Costs	3.7	1.5	0.4	7.0	0.1	0.6	7.7	4.9	11.9	14.0
Transaction and Related Costs	-	-	-	-	-	-	51.2	0.7	51.2	0.7
Inventory Step Up	-	-	-	-	-	-	24.3	-	24.3	-
Goodwill Impairment	-	-	33.0	10.5	-	-	-	-	33.0	10.5
Net Loss from Assets Divested/to be Exited	-	-	-	-	-	-	0.5	1.0	0.5	1.0
Adjusted Income from Operations	$ 19.9	$ 23.7	$ 6.1	$ 2.6	$ 47.3	$ 41.9	$ 66.5	$ 32.2	$ 139.8	$ 100.4
Depreciation	$ 5.4	$ 6.4	$ 5.5	$ 5.6	$ 3.6	$ 3.9	$ 18.7	$ 5.7	$ 33.2	$ 21.6
Amortization	1.7	1.7	0.3	0.4	0.4	1.0	42.2	7.9	44.6	11.0
Other Income (Expense), Net	0.6	0.3	0.3	0.2	0.3	0.3	0.4	0.3	1.6	1.1
Adjusted Bank EBITDA	$ 27.6	$ 32.1	$ 12.2	$ 8.8	$ 51.6	$ 47.1	$ 127.8	$ 46.1	$ 219.2	$ 134.1
Stock Based Compensation	$ 1.0	$ 0.2	$ 0.4	$ 0.4	$ 1.1	$ 0.2	$ 6.2	$ 0.2	$ 8.7	$ 1.0
Adjusted EBITDA	$ 28.6	$ 32.3	$ 12.6	$ 9.2	$ 52.7	$ 47.3	$ 134.0	$ 46.3	$ 227.9	$ 135.1
GAAP Operating Margin %	6.3 %	9.8 %	(18.6)%	(10.7)%	17.8 %	18.4 %	(3.1)%	13.5 %	1.6 %	9.5 %
Adjusted Operating Margin %	7.7 %	10.5 %	4.2 %	1.9 %	17.8 %	18.7 %	12.2 %	17.0 %	11.5 %	12.9 %
Adjusted EBITDA Margin %	11.1 %	14.3 %	8.6 %	6.6 %	19.8 %	21.1 %	24.5 %	24.4 %	18.7 %	17.3 %

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©2021 Regal Rexnord Corporation, Proprietary and Confidential

4Q 2021 APPENDIX

ADJUSTED EBITDA (Dollars in Millions)	Commercial Systems Jan 1, 2022	Commercial Systems Jan 2, 2021	Industrial Systems Jan 1, 2022	Industrial Systems Jan 2, 2021	Climate Solutions Jan 1, 2022	Climate Solutions Jan 2, 2021	Motion Control Solutions Jan 1, 2022	Motion Control Solutions Jan 2, 2021	Total Regal Rexnord Jan 1, 2022	Total Regal Rexnord Jan 2, 2021
	Twelve Months Ended									
GAAP Income (Loss) from Operations	$ 99.5	$ 65.1	$ (14.1)	$ (4.5)	$ 189.1	$ 130.0	$ 57.9	$ 89.5	$ 332.4	$ 280.1
Restructuring and Related Costs	8.3	6.4	2.0	12.3	0.8	3.7	10.9	14.4	22.0	36.8
Transaction and Related Costs	-	-	-	-	-	-	89.1	0.7	89.1	0.7
Inventory Step Up	-	-	-	-	-	-	24.3	-	24.3	-
Goodwill Impairment	-	-	33.0	10.5	-	-	-	-	33.0	10.5
Loss (Gain) on Sale of Assets	0.2	0.2	(2.2)	0.3	-	0.2	(0.5)	(0.1)	(2.5)	0.6
Net Loss from Assets Divested/to be Exited	1.8	2.7	-	0.2	0.5	1.7	3.3	1.0	5.6	5.6
Executive Transition Costs	-	0.5	-	0.4	-	0.5	-	0.4	-	1.8
Adjusted Income from Operations	$ 109.8	$ 74.9	$ 18.7	$ 19.2	$ 190.4	$ 136.1	$ 185.0	$ 105.9	$ 503.9	$ 336.1
Depreciation	$ 23.0	$ 23.8	$ 22.1	$ 21.5	$ 13.2	$ 15.1	$ 34.9	$ 23.7	$ 93.2	$ 84.1
Amortization	6.9	8.8	1.1	2.4	3.3	4.5	66.1	31.6	77.4	47.3
Other Income (Expense), Net	1.5	1.2	0.9	0.8	1.5	1.2	1.3	1.2	5.2	4.4
Adjusted Bank EBITDA	$ 141.2	$ 108.7	$ 42.8	$ 43.9	$ 208.4	$ 156.9	$ 287.3	$ 162.4	$ 679.7	$ 471.9
Stock Based Compensation	$ 3.9	$ 2.4	$ 2.3	$ 2.0	$ 4.8	$ 2.6	$ 9.2	$ 2.2	$ 20.2	$ 9.2
Adjusted EBITDA	$ 145.1	$ 111.1	$ 45.1	$ 45.9	$ 213.2	$ 159.5	$ 296.5	$ 164.6	$ 699.9	$ 481.1
GAAP Operating Margin %	9.6 %	7.9 %	(2.4)%	(0.9)%	18.3 %	15.4 %	4.9 %	12.6 %	8.7 %	9.6 %
Adjusted Operating Margin %	10.6 %	9.1 %	3.2 %	3.6 %	18.5 %	16.1 %	15.8 %	14.9 %	13.2 %	11.6 %
Adjusted EBITDA Margin %	14.1 %	13.5 %	7.8 %	8.7 %	20.7 %	18.8 %	25.3 %	23.1 %	18.4 %	16.5 %

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©2021 Regal Rexnord Corporation, Proprietary and Confidential

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 21 ADJUSTED NET SALES (Dollars in Millions) Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Net Sales 257.1$ 226.4$ 146.7$ 139.8$ 265.8$ 224.5$ 547.0$ 189.8$ 1,216.6$ 780.5$ Adjusted Net Sales 257.1$ 226.4$ 146.7$ 139.8$ 265.8$ 224.5$ 547.0$ 189.8$ 1,216.6$ 780.5$ ADJUSTED NET SALES (Dollars in Millions) Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Net Sales 1,032.1$ 820.2$ 576.3$ 528.8$ 1,030.6$ 846.8$ 1,171.3$ 711.2$ 3,810.3$ 2,907.0$ Adjusted Net Sales 1,032.1$ 820.2$ 576.3$ 528.8$ 1,030.6$ 846.8$ 1,171.3$ 711.2$ 3,810.3$ 2,907.0$ Total Regal Rexnord Commercial Systems Climate Solutions Motion Control SolutionsIndustrial Systems Three Months Ended Twelve Months Ended Commercial Systems Climate Solutions Motion Control Solutions Total Regal RexnordIndustrial Systems

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 22 ADJUSTED EFFECTIVE TAX RATE (Dollars in Millions) Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Income before Taxes 8.1$ 68.8$ 284.6$ 250.6$ Provision for Income Taxes 11.3 17.3 68.5 56.8 Effective Tax Rate 139.5% 25.1% 24.1% 22.7% Income before Taxes 8.1$ 68.8$ 284.6$ 250.6$ Restructuring and Related Costs 11.9 14.0 22.0 36.8 Transaction and Related Costs 57.3 0.7 119.0 0.7 Goodwill Impairment 33.0 10.5 33.0 10.5 Inventory Step Up 24.3 - 24.3 - Intangible Amortization 44.6 11.0 77.4 47.3 Stock Based Compensation 8.7 1.0 20.2 9.2 (Gain) Loss on Sales of Assets - - (2.5) 0.6 Net Loss from Assets Divested/to be Exited 0.5 1.0 5.6 5.6 Executive Transition Costs - - - 1.8 Adjusted Income before Taxes 188.4$ 107.0$ 583.6$ 363.1$ Provision for Income Taxes 11.3$ 17.3$ 68.5$ 56.8$ Tax Effect from Restructuring and Related Costs 2.9 3.4 5.3 8.7 Tax Effect of Transaction and Related Costs 7.4 0.2 22.3 0.2 Tax Effect of Inventory Step Up 6.2 - 6.2 - Tax Effect of Intangible Amortization 11.1 2.7 19.0 11.5 Tax Effect of Stock Based Compensation 1.7 0.2 4.5 2.2 Tax Effect of (Gain) Loss on Sales of Assets - - (0.6) 0.1 Tax Effect from Net Loss on Assets Divested/to be Exited 0.1 0.3 1.3 1.2 One Time Tax Items 1.3 - 1.3 - Adjusted Provision for Income Taxes 42.0$ 24.1$ 127.8$ 80.7$ Adjusted Effective Tax Rate 22.3% 22.5% 21.9% 22.2% Three Months Ended Twelve Months Ended

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 23 FREE CASH FLOW (Dollars in Millions) Jan 1, 2022 Jan 2, 2021 Jan 1, 2022 Jan 2, 2021 Net Cash Provided by Operating Activities 99.6$ 125.5$ 357.7$ 435.4$ Additions to Property Plant and Equipment (17.0) (17.8) (54.5) (47.5) Free Cash Flow 82.6$ 107.7$ 303.2$ 387.9$ GAAP Net Income (Loss) Attributable to Regal Rexnord Corporation (4.8)$ 50.4$ 209.9$ 189.3$ Goodwill Impairment 33.0 10.5 33.0 10.5 Loss on Businesses Divested and Impairments 0.5 1.0 5.6 5.2 Early Debt Termination Charge - - 12.7 - Tax Effect from Loss on Businesses Divested, Impairments and Early Debt Termination Charge (0.1) (0.3) (4.4) (1.2) Adjusted Net Income Attributable to Regal Rexnord Corporation 28.6$ 61.6$ 256.8$ 203.8$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation 288.8% 174.8% 118.1% 190.3% 1 The Net Income Attributable to Regal Rexnord Corporation is adjusted for goodwill and asset impairments related to the business to be exited and is used in the Free Cash Flow Calculation. Three Months Ended Twelve Months Ended

4Q 2021

APPENDIX

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Motion Control Solutions	Total Regal Rexnord
Net Sales Three Months Ended Jan 1, 2022	$ 257.1	$ 146.7	$ 265.8	$ 547.0	$ 1,216.6
Net Sales from Business Acquired	-	-	-	(348.5)	(348.5)
Impact from Foreign Currency Exchange Rates	(1.2)	(0.6)	0.1	0.6	(1.1)
Organic Sales Three Months Ended Jan 1, 2022	$ 255.9	$ 146.1	$ 265.9	$ 199.1	$ 867.0
Net Sales Three Months Ended Jan 2, 2021	$ 226.4	$ 139.8	$ 224.5	$ 189.8	$ 780.5
Adjusted Net Sales Three Months Ended Jan 2, 2022	$ 226.4	$ 139.8	$ 224.5	$ 189.8	$ 780.5
Organic Sales Growth %	13.0 %	4.5 %	18.4 %	4.9 %	11.1 %
Net Sales Growth %	13.6 %	4.9 %	18.4 %	188.2 %	55.9 %

ORGANIC SALES GROWTH (Dollars in Millions)	Twelve Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Motion Control Solutions	Total Regal Rexnord
Net Sales Twelve Months Ended Jan 1, 2022	$ 1,032.1	$ 576.3	$ 1,030.6	$ 1,171.3	$ 3,810.3
Net Sales from Business Acquired	-	-	-	(348.5)	(348.5)
Impact from Foreign Currency Exchange Rates	(20.5)	(18.9)	(3.1)	(7.7)	(50.2)
Organic Sales Twelve Months Ended Jan 1, 2022	$ 1,011.6	$ 557.4	$ 1,027.5	$ 815.1	$ 3,411.6
Net Sales Twelve Months Ended Jan 2, 2021	$ 820.2	$ 528.8	$ 846.8	$ 711.2	$ 2,907.0
Adjusted Net Sales Twelve Months Ended Jan 2, 2021	$ 820.2	$ 528.8	$ 846.8	$ 711.2	$ 2,907.0
Organic Sales Growth %	23.3 %	5.4 %	21.3 %	14.6 %	17.4 %
Net Sales Growth %	25.8 %	9.0 %	21.7 %	64.7 %	31.1 %

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©2021 Regal Rexnord Corporation, Proprietary and Confidential

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 25 (Dollars in Millions) LTM Jan 1, 2022 Net Income 216.1$ Plus: Income Taxes 68.5 Plus: Interest Expense 60.4 Less: Interest Income (7.4) Plus: Depreciation and Amortization 170.6 EBITDA 508.2$ Current Maturities of Debt 4.9$ Long-Term Debt 1,913.6 Total Gross Debt 1,918.5$ Total Gross Debt/EBITDA 3.8 TOTAL GROSS DEBT/EBITDA (Dollars in Millions) LTM Jan 1, 2022 Net Income 216.1$ Plus: Income Taxes 68.5 Plus: Interest Expense 60.4 Less: Interest Income (7.4) Plus: Depreciation and Amortization 170.6 Plus: Restructuring and Related Costs 22.0 Plus: Transaction and Related Costs 89.1 Plus: Impairment and Exit Related Costs 5.6 Plus: Inventory Step Up 24.3 Plus: Goodwill Impairment 33.0 Less: Gain on Sale of Assets (2.5) Adjusted Bank EBITDA 679.7$ Current Maturities of Debt 4.9$ Long-Term Debt 1,913.6 Total Gross Debt 1,918.5$ Total Gross Debt/Adjusted Bank EBITDA 2.8 TOTAL GROSS DEBT/ADJUSTED BANK EBITDA

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 26 (Dollars in Millions) LTM Jan 1, 2022 Net Income 216.1$ Plus: Income Taxes 68.5 Plus: Interest Expense 60.4 Less: Interest Income (7.4) Plus: Depreciation and Amortization 170.6 EBITDA 508.2$ Current Maturities of Debt 4.9$ Long-Term Debt 1,913.6 Less: Cash (672.8) Total Net Debt 1,245.7$ Total Net Debt/EBITDA 2.5 TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Jan 1, 2022 Net Income 216.1$ Plus: Income Taxes 68.5 Plus: Interest Expense 60.4 Less: Interest Income (7.4) Plus: Depreciation and Amortization 170.6 Plus: Restructuring and Related Costs 22.0 Plus: Transaction and Related Costs 89.1 Plus: Impairment and Exit Related Costs 5.6 Plus: Inventory Step Up 24.3 Plus: Goodwill Impairment 33.0 Less: Gain on Sale of Assets (2.5) Adjusted Bank EBITDA 679.7$ Current Maturities of Debt 4.9$ Long-Term Debt 1,913.6 Less: Cash (672.8) Total Net Debt 1,245.7$ Total Net Debt/Adjusted Bank EBITDA 1.8 TOTAL NET DEBT/ADJUSTED BANK EBITDA

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX4Q 2021 27 Shipping Days 1Q 2Q 3Q 4Q FY 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 2021 64 64 63 60 251 2022 63 64 63 60 250  Regal historically operated on a 52/53 week fiscal year ending on the Saturday closest to December 31.  Regal is moving to quarterly calendars starting in fiscal 2022  Fiscal Years 2016, 2017, 2018, 2019 and 2021 have 52 weeks  Fiscal Year 2020 had 53 weeks

©2021 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX – REGAL REXNORD SNAPSHOT4Q 2021 28 Sales by Application Sales by End MarketSales by Segment 1 2020 Data, Pro Forma for PMC & Arrowhead 9% Sales by Region (a) Includes aggregates processing (b) Includes “cold chain”-related (c) End markets in non-manufacturing ISM not included elsewhere (d) O&G, ag, grocery, data center, marine, telco, auto, HC, pharma (each <2%) NA, 71% EMEA, 15% APAC, 13% ROW, 2% Climate, 20% Commercial, 19% MCS, 48% Industrial, 13% Resi HVAC, 15% C-HVAC, 10% Pool Pump, 4% Niche Engineered, 4% Motors (non- HVAC), 19% Conveying, 10% PT, 39% G.I., 21% RNC, 3% Consumer, 15% Non-Res NC, 10%Comm. (c), 7% F&B (b), 11% A&D, 4% Hospitality, 3% Metals/mining (a), 5% Power Gen., 3% Warehouse, 3% Alt. E., 4% Other (d), 12%